Capital Group Core Balanced ETF
Investment portfolio
March 31, 2026
unaudited

Common stocks 62.02% Information technology 16.32%	Shares	Value (000)
Broadcom, Inc.	725,867	$224,663
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	487,658	164,804
Microsoft Corp.	405,526	150,114
Apple, Inc.	307,891	78,140
NVIDIA Corp.	410,656	71,618
Micron Technology, Inc.	133,478	45,094
Intel Corp. (a)	959,336	42,335
ASML Holding NV (ADR)	22,582	29,827
KLA Corp.	17,834	26,259
International Business Machines Corp.	87,189	21,134
Salesforce, Inc.	101,130	18,878
Strategy, Inc., Class A (a)	65,742	8,205
		881,071
Industrials 10.19%
ATI, Inc. (a)	475,654	69,189
L3Harris Technologies, Inc.	165,113	56,989
Boeing Co. (The) (a)	281,793	56,085
Union Pacific Corp.	191,713	46,513
Deere & Co.	81,997	46,189
Parker-Hannifin Corp.	47,870	42,855
TransDigm Group, Inc.	36,745	42,586
GE Vernova, Inc.	47,722	41,656
Caterpillar, Inc.	46,487	32,934
General Electric Co.	112,985	32,062
Safran SA	93,332	30,523
Ingersoll-Rand, Inc.	346,513	27,763
United Rentals, Inc.	33,817	24,638
		549,982
Financials 9.01%
Aon PLC, Class A	164,968	53,248
Apollo Asset Management, Inc.	441,563	49,199
Arthur J. Gallagher & Co.	219,815	47,608
Mastercard, Inc., Class A	91,581	45,759
Visa, Inc., Class A	149,349	45,139
Bank of America Corp.	817,811	39,868
Capital One Financial Corp.	211,475	38,579
JPMorgan Chase & Co.	108,382	31,882
Wells Fargo & Co.	386,968	30,807
American Express Co.	81,935	24,784
Ares Management Corp., Class A	212,385	23,171
Fiserv, Inc. (a)	410,808	22,923
Brown & Brown, Inc.	276,951	18,060
Blue Owl Capital, Inc., Class A	1,700,034	15,521
		486,548
Capital Group Core Balanced ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care 6.13%	Shares	Value (000)
Vertex Pharmaceuticals, Inc. (a)	151,330	$67,575
Gilead Sciences, Inc.	416,794	58,088
Amgen, Inc.	109,395	38,491
Eli Lilly and Co.	39,989	36,781
UnitedHealth Group, Inc.	117,346	31,753
Alnylam Pharmaceuticals, Inc. (a)	84,967	28,113
Thermo Fisher Scientific, Inc.	56,478	27,761
Illumina, Inc. (a)	178,314	21,979
CVS Health Corp.	284,971	20,466
		331,007
Consumer discretionary 5.78%
Booking Holdings, Inc.	14,217	59,858
Amazon.com, Inc. (a)	198,049	41,248
Royal Caribbean Cruises, Ltd.	142,531	39,222
Starbucks Corp.	408,651	36,611
Home Depot, Inc.	86,690	28,512
D.R. Horton, Inc.	202,814	27,830
Darden Restaurants, Inc.	125,097	24,524
Compagnie Financiere Richemont SA, Class A	111,824	19,926
NIKE, Inc., Class B	359,128	18,969
Carnival Corp.	594,178	15,377
		312,077
Materials 4.95%
Royal Gold, Inc.	291,276	74,127
Wheaton Precious Metals Corp.	517,632	67,815
Franco-Nevada Corp.	269,437	66,715
Lundin Mining Corp.	1,490,181	37,161
First Quantum Minerals, Ltd. (a)	886,656	21,199
		267,017
Communication services 4.55%
Alphabet, Inc., Class C	468,478	134,388
Meta Platforms, Inc., Class A	113,817	65,118
Comcast Corp., Class A	1,600,945	45,963
		245,469
Consumer staples 2.84%
Philip Morris International, Inc.	791,306	130,834
Costco Wholesale Corp.	22,813	22,732
		153,566
Energy 1.56%
Canadian Natural Resources, Ltd.	1,096,469	53,487
ConocoPhillips	235,001	31,020
		84,507
Utilities 0.69%
DTE Energy Co.	253,405	37,053
Total common stocks (cost: $3,164,205,000)		3,348,297
Capital Group Core Balanced ETF — Page 2 of 5

unaudited
Investment funds 36.08%	Shares	Value (000)
Capital Group Core Plus Income ETF (b)	52,089,647	$1,163,683
Capital Group Core Bond ETF (b)	29,849,278	783,842
Total Investment funds (cost: $1,960,974,000)		1,947,525
Short-term securities 2.22% Money market investments 2.22%
Capital Group Central Cash Fund 3.71% (b)(c)	1,198,180	119,806
Total short-term securities (cost: $119,806,000)		119,806
Total investment securities 100.32% (cost: $5,244,985,000)		5,415,628
Other assets less liabilities (0.32)%		(17,054)
Net assets 100.00%		$5,398,574
Investments in affiliates (b)

	Value at 1/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 3/31/2026 (000)	Dividend or interest income (000)
Investment funds 36.08%
Capital Group Core Plus Income ETF	$934,207	$247,221	$1,475	$19	$(16,289)	$1,163,683	$12,546
Capital Group Core Bond ETF	627,122	166,051	995	27	(8,363)	783,842	6,865
						1,947,525
Short-term securities 2.22%
Money market investments 2.22%
Capital Group Central Cash Fund 3.71% (c)	51,147	132,904	64,228	(4)	(13)	119,806	638
Total 38.30%				$42	$(24,665)	$2,067,331	$20,049

(a)	Non-income producing.
(b)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
(c)	Rate represents the seven-day yield at 3/31/2026.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Capital Group Core Balanced ETF — Page 3 of 5

unaudited
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Core Balanced ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of March 31, 2026, were as follows (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$881,071	$—	$—	$881,071
Industrials	519,459	30,523	—	549,982
Financials	486,548	—	—	486,548
Health care	331,007	—	—	331,007
Consumer discretionary	292,151	19,926	—	312,077
Materials	267,017	—	—	267,017
Communication services	245,469	—	—	245,469
Consumer staples	153,566	—	—	153,566
Energy	84,507	—	—	84,507
Utilities	37,053	—	—	37,053
Investment funds	1,947,525	—	—	1,947,525
Short-term securities	119,806	—	—	119,806
Total	$5,365,179	$50,449	$—	$5,415,628

Key to abbreviation(s)
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-314-0526
Capital Group Core Balanced ETF — Page 5 of 5